SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934

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STRATTEC SECURITY CORPORATION
(Name of Registrant as Specified in Its Charter, if Other Than the Registrant)
Registrant
(Name of Person(s) Filing Proxy Statement)

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STRATTEC SECURITY CORPORATION
3333 WEST GOOD HOPE ROAD
MILWAUKEE, WISCONSIN 53209
Notice of Annual Meeting of Shareholders
       The Annual Meeting of Shareholders of STRATTEC SECURITY CORPORATION, a Wisconsin corporation (the “Corporation”), will be held at the Manchester East Hotel, 7065 North Port Washington Road, Milwaukee, Wisconsin 53217, on Tuesday, October 4, 2005, at 8:00 a.m. local time, for the following purposes:

1. To elect one director, to serve for a three-year term.

2. To consider and act on a proposal to amend and restate the STRATTEC SECURITY CORPORATION Stock Incentive Plan.

3. To take action with respect to any other matters that may be properly brought before the meeting and that might be considered by the shareholders of a Wisconsin corporation at their Annual Meeting.

By order of the Board of Directors

PATRICK J. HANSEN,
Secretary
Milwaukee, Wisconsin
August 29, 2005
Shareholders of record at the close of business on August 19, 2005 are entitled to vote at the meeting. Your vote is important to ensure that a majority of the stock is represented. Please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the meeting in person. If you later find that you may be present at the meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted.

Notice of Annual Meeting of Shareholders
Proxy Statement for the 2005 Annual Meeting of Shareholders To Be Held on October 4, 2005
PROPOSAL 1: ELECTION OF DIRECTOR
PROPOSAL 2: APPROVAL OF AMENDED AND RESTATED STOCK INCENTIVE PLAN
DIRECTORS’ MEETINGS AND COMMITTEES
CORPORATE GOVERNANCE MATTERS
AUDIT COMMITTEE MATTERS
COMPENSATION OF DIRECTORS
EXECUTIVE OFFICERS
SECURITY OWNERSHIP
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PERFORMANCE GRAPH
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K
SHAREHOLDER PROPOSALS
OTHER MATTERS
APPENDIX A
APPENDIX B

STRATTEC SECURITY CORPORATION
3333 WEST GOOD HOPE ROAD
MILWAUKEE, WISCONSIN 53209
Proxy Statement for the 2005 Annual Meeting of Shareholders
To Be Held on October 4, 2005
       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of STRATTEC SECURITY CORPORATION of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders of the Corporation to be held on October 4, 2005 and any adjournments thereof. Only shareholders of record at the close of business on August 19, 2005 will be entitled to notice of and to vote at the meeting. There will be no presentation regarding the Corporation’s operations at the Annual Meeting of Shareholders. The only matters to be discussed are matters set forth in the Proxy Statement for the 2005 Annual Meeting of Shareholders and such other matters as are properly raised at the Annual Meeting.
      The shares represented by each valid proxy received in time will be voted at the meeting and, if a choice is specified in the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to the Corporation, the shares represented thereby will be voted in FAVOR of the election of the director listed in the enclosed proxy card and in FAVOR of the proposal to amend and restate the STRATTEC SECURITY CORPORATION Stock Incentive Plan (the “Stock Incentive Plan”). If any other matters are properly presented at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting. As of the date of printing of this Proxy Statement, the Corporation does not know of any other matters that are to be presented at the Annual Meeting other than the election of one director and the proposal to amend and restate the Stock Incentive Plan.
      Shareholders may revoke proxies at any time to the extent they have not been exercised. The cost of solicitation of proxies will be borne by the Corporation. Solicitation will be made primarily by use of the mails; however, some solicitation may be made by employees of the Corporation, without additional compensation therefor, by telephone, by facsimile or in person. Only shareholders of record at the close of business on August 19, 2005 will be entitled to notice of and to vote at the meeting. On the record date, the Corporation had outstanding 3,745,276 shares of Common Stock entitled to one vote per share.
      A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. Approval of each matter specified in the notice of the meeting requires the affirmative vote of a majority, or in the case of the election of the director a plurality, of the shares represented at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement but will not count toward the determination of whether such director is elected or such matters in the notice of meeting are approved. The Inspector of Election appointed by the Board of Directors will count the votes and ballots.
      The Corporation’s principal executive offices are located at 3333 West Good Hope Road, Milwaukee, Wisconsin 53209. It is expected that this Proxy Statement and the form of Proxy will be mailed to shareholders on or about August 29, 2005.
PROPOSAL 1:
ELECTION OF DIRECTOR
      It is intended that shares represented by proxies in the enclosed form will be voted for the election of the nominee in the following table to serve as a director. The Board of Directors of the Corporation is divided into three classes, with the term of office of each class ending in successive years. One director is to be elected at the Annual Meeting, to serve for a term of three years expiring in 2008, and three directors will continue to serve for the terms designated in the following schedule. As indicated below, the individual nominated by the Board of Directors is an incumbent director. The Corporation anticipates that the nominee listed in this Proxy Statement will be a candidate when the election is held. However, if for any reason the nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the Corporation (except where a proxy withholds authority with respect to the election of the director).
Board of Directors Recommendation
      The Board of Directors recommends that shareholders vote in FAVOR of the election of Michael J. Koss as a director of the Corporation.

		Director
Name, Principal Occupation for Past Five Years and Directorships	Age	Since

Nominee for election at the Annual Meeting (Class of 2008):
MICHAEL J. KOSS	51	1995
President and Chief Executive Officer of Koss Corporation (manufacturer and marketer of high fidelity stereophones for the international consumer electronics market) since 1989. Director of Koss Corporation.

Incumbent Directors (Class of 2006):
HAROLD M. STRATTON II	57	1994
Chairman, President and Chief Executive Officer of the Corporation since October 2004. Chairman and Chief Executive Officer of the Corporation from February 1999 to October 2004. President and Chief Executive Officer of the Corporation from February 1995 to February 1999. Director and a member of the Compensation Committee of Smith Investment Company and a director of Twin Disc Inc.

ROBERT FEITLER	74	1995
Chairman of the Executive Committee of the Board of Directors of Weyco Group, Inc. (manufacturer, purchaser and distributor of men’s footwear) since April 1996. Director of Weyco Group, Inc.
Incumbent Director (Class of 2007):
FRANK J. KREJCI	55	1995
President of Wisconsin Furniture, LLC (a manufacturer of custom furniture) since June 1996.
PROPOSAL 2:
APPROVAL OF AMENDED AND RESTATED STOCK INCENTIVE PLAN
Purpose and Effect of Proposal
      Proposed Adoption. Subject to shareholder approval, the Board of Directors of the Corporation has approved amending and restating the STRATTEC SECURITY CORPORATION Stock Incentive Plan (the “Stock Incentive Plan”) to allow for grants of restricted stock under the terms of the Stock Incentive Plan, to reduce the number of leveraged stock options (LSOs) that may be granted in any year from 80,000 to 40,000 and to increase the number of shares of Common Stock authorized for issuance under the Stock Incentive Plan from 1,600,000 to 1,700,000. If the proposal is approved at the Annual Meeting by the shareholders, then the Corporation will be able to grant stock options, stock appreciation rights and shares of restricted stock under the Stock Incentive Plan. The Stock Incentive Plan was last amended in 2003.

      Purpose of the Amended and Restated Stock Incentive Plan. The Corporation recognizes the importance of attracting, retaining and motivating those persons who make (or are expected to make) important contributions to the Corporation by providing such persons with performance-based incentive compensation in a form which relates the financial reward to an increase in the value of the Corporation to its shareholders. The Board of Directors believes that the Stock Incentive Plan is critically important to the furtherance of this objective. The Board of Directors also believes that, through the Stock Incentive Plan, the Corporation is able to enhance the prospects for its business activities and objectives and more closely align the interests of officers and other key employees with those of shareholders by offering officers and other key employees the opportunity to participate in the Corporation’s future through proprietary interests in the Corporation.
      The proposed amended and restated Stock Incentive Plan reflects changes that the Board of Directors plans to implement beginning in fiscal 2006 in the Corporation’s equity compensation program. Under the amended and restated Stock Incentive Plan, the number of LSOs authorized for issuance in any year will be reduced from 80,000 to 40,000 and up to 10,000 shares of restricted stock may be issued each year. The number of LSOs granted on August 19, 2005 were reduced to 40,000, and the Board plans to grant 10,000 shares of restricted stock following the Annual Meeting if the amended and restated Stock Incentive Plan is approved by shareholders at the Annual Meeting. A restricted stock award is a grant of shares of Common Stock that vests over time or upon achievement of performance criteria. As the restricted stock award vests, employees receive shares of Common Stock that they own outright. In the light of the current economic environment, the Corporation’s Board of Directors believes that restricted stock awards are a good way to provide significant equity compensation to officers and key employees that is less subject to market volatility. In addition, the Corporation expects restricted stock awards to result in less compensation expense under the Financial Accounting Standard Board’s statement, “Share-Based Payment” (FAS 123R), than stock options exercisable for the same number of shares.
      The proposed amended and restated Stock Incentive Plan also increases the number of shares of Common Stock authorized for issuance under the Stock Incentive Plan from 1,600,000 to 1,700,000. As of August 19, 2005, including 40,000 LSOs granted to 12 officers and key employees on August 19, 2005, and absent shareholder approval of the proposed amended and restated Stock Incentive Plan, there would be only 207,303 shares of Common Stock remaining available for issuance for future awards under the Stock Incentive Plan. The Board of Directors believes that it is both necessary and desirable to increase from 1,600,000 to 1,700,000 the aggregate number of shares of Common Stock available for issuance or transfer under the Stock Incentive Plan.

Equity Compensation Plan Information
      The following table summarizes share information, as of July 3, 2005, for the Stock Incentive Plan.

	Number of Common		Number of Common
	Shares to be Issued	Weighted-Average	Shares Available for
	Upon Exercise of	Exercise Price of	Future Issuance
	Outstanding Options,	Outstanding Options,	Under Equity
Plan Category	Warrants, and Rights	Warrants and Rights	Compensation Plans

Equity compensation plans approved by shareholders	281,860	$54.80	247,303
Equity compensation plans not approved by shareholders	—	—	—

	281,860	$54.80	247,303

Description of the Stock Incentive Plan
      The following description of the proposed amended and restated Stock Incentive Plan is qualified in its entirety by reference to the copy of the proposed amended and restated Stock Incentive Plan, which is attached as Appendix A to this Proxy Statement.
      General. The Stock Incentive Plan authorizes the Compensation Committee (the “Committee”) to grant to officers and other key employees of the Corporation, its subsidiaries and affiliates (excluding members of the Committee and any non-employee directors) stock incentive awards. Approximately 50 employees are participants in the Stock Incentive Plan. The Committee administers the Stock Incentive Plan and has complete discretion, subject to the terms of the Stock Incentive Plan, to determine, among other things, which officers and key employees will receive awards, the type, number and frequency of and the number of shares subject to such awards, and, to the extent not otherwise expressly provided in the Stock Incentive Plan, the terms and conditions of the awards.

Awards.
      1. Stock Options. Options granted under the Stock Incentive Plan may be incentive stock options (“ISOs”), as defined under and subject to Section 422 of the Internal Revenue Code (the “Code”), or non-qualified stock options (“NSOs”).
      The options will be exercisable at such times and subject to such terms and conditions as the Committee may determine. All options will expire no later than ten years from the date of grant in the case of ISOs and ten years and one day from the date of grant in the case of NSOs. Generally, options will expire upon an optionee’s termination of employment for cause, one year following the termination of employment due to death, three years following termination due to retirement or disability, or three months after the termination of employment for any other reason; provided, however, that options will expire prior to said times if and at such time that the original option exercise term otherwise expires. Generally, options may be exercised only to the extent exercisable on the date of termination, death, disability or retirement. To the extent options are ISOs, they will retain such status, in general, only if exercised within three months following termination of employment.
      The option price for any option will not be less than 100% of the fair market value of the Common Stock as of the date of grant and will be paid in cash, or, in certain circumstances, shares of Common Stock (including restricted stock), at the time of exercise. When using shares of Common Stock in payment of the exercise price, an optionee may receive, in one transaction or a series of essentially simultaneous transactions, without making any out-of-pocket cash payment, shares equivalent in value to the excess of the fair market value of the shares subject to exercised option rights over the exercise price specified for such shares in the option.
      Upon notice of exercise of a stock option, the Committee may, at its sole discretion, elect to cash out all of any portion of such option by paying a per share amount equal to the excess of the fair market value of the Common Stock on the exercise date over the option exercise price. Such payment may be in cash or Common Stock, which stock may, in certain circumstances, take the form of restricted stock.
      Stock options are not transferable except by will or the laws of descent and distribution.
      Shares of Common Stock available for distribution by the Committee under the Stock Incentive Plan may also be issued pursuant to the LSO program. LSOs granted under the Stock Incentive Plan may be either ISOs or NSOs. The LSOs may be exercisable no earlier than three nor more than five years from the date of grant. The exercise price of LSOs shall be the product of 90% of fair market value on the date of grant, multiplied by the sum (taken to the 5th power) of (a) 1, plus (b) the Estimated Annual Growth Rate, but in no event may the exercise price be less than fair market value on the date of grant. The Estimated Annual Growth Rate is intended to represent annual percentage stock appreciation at least in the amount of the Corporation’s cost of capital (with due consideration for dividends paid, risk and illiquidity) and equals the average daily closing 10 year U.S. Treasury note yield rate for the month of April immediately preceding the relevant plan year, plus 2%.
      2. Stock Appreciation Rights. The Committee may also award stock appreciation rights (“SARs”) under the plan. SARs may be granted in conjunction with all or part of any stock option, will be exercisable only at such times as and to the extent the underlying stock option is exercisable and upon exercise is paid in cash, Common Stock or a combination thereof, at the discretion of the Committee, in a per share amount equal to the excess of the fair market value of the Common Stock on the exercise date over the related option exercise price.
      3. Restricted Stock. Restricted stock may be granted contingent upon the attainment of specified performance goals or such other factors as the Committee may determine and, during the period of restriction, the holder of restricted stock may not sell, transfer, pledge or assign the restricted stock. In general, except for an award of restricted stock in lieu of cash compensation, the period of restriction for any grant of restricted stock will be based on the recipient’s continued employment with the Corporation and will not be less than three years. Restricted stock may vest immediately or in installments over time following the minimum period of restriction, as determined by the Committee. The maximum number of shares of restricted stock that may be granted to all recipients in any year is 10,000 shares and the maximum number of shares of restricted stock that may be granted to any one individual in any year is 20% of the total number of shares of restricted stock granted in that year.
      Change in Control Provisions. Upon the occurrence of a “change in control” of the Corporation, as defined in the Stock Incentive Plan, any outstanding SARs and stock options which are not then exercisable will become fully exercisable and vested. Likewise, the restrictions applicable to restricted stock will lapse and such shares and awards will be free of all restrictions and deemed fully vested under the terms of the original grant.
      Upon a change in control, optionees may elect to surrender all or any part of their stock options and receive a per share amount in cash equal to the excess of the “change in control price” over the exercise price of the stock option. The “change in control price” will be the highest price per share paid in any transaction reported on the NASDAQ National Market System, or paid or offered to be paid in any bona fide transaction relating to a potential or actual change in control of the Corporation at any time during the 60-day period immediately preceding the change in control as determined by the Committee.
      If an optionee’s employment is terminated at or following a change in control (other than by death, disability or retirement), the exercise periods of an optionee’s stock options will be extended to the earlier of six months and one day from the date of employment termination or the options’ respective expiration dates.
      Miscellaneous. The Stock Incentive Plan may be amended or discontinued by the Board of Directors, provided that the Board may not, without the approval of the Corporation’s shareholders, (a) increase the number of shares reserved for distribution or decrease the option price of a stock option below 100% of the fair market value at grant or change the pricing terms applicable to stock purchase rights, except as expressly provided in the Stock Incentive Plan as described below with respect to certain events such as a merger, stock split, consolidation, recapitalization, stock dividend, reorganization or other capital event, (b) change the class of employees eligible to receive awards under the Stock Incentive Plan, or (c) extend maximum exercise periods for awards. No amendment or discontinuance may impair the rights of an optionee or recipient under an outstanding stock option or other award without the recipient’s consent.
      In the event of any merger, stock split, consolidation, recapitalization, stock dividend, reorganization or other change in corporate structure affecting the Common Stock, the Board of Directors may, in its sole discretion, make substitutions or adjustments in the aggregate number of shares reserved for issuance under the Stock Incentive Plan, in the number and option price of shares subject to outstanding options (and related stock appreciation rights), and in the number of shares subject to other awards granted under the Stock Incentive Plan.

Stock Incentive Plan Benefits
      Set forth in the table below are the number of stock options granted in fiscal 2005 and the number of stock options the Corporation granted in fiscal 2006 prior to the date of this Proxy Statement to each of the named executive officers and certain groups. LSOs and nonqualified stock options were the only type of awards granted under the Stock Incentive Plan during 2005. LSOs are the only type of awards the Corporation has awarded in fiscal 2006 prior to the date of this Proxy Statement.

	Fiscal 2005	Fiscal 2006
Name and Position or Group	Number of Options(1)	Number of Options

Harold M. Stratton II, Chairman, President and Chief Executive Officer	26,620	17,930
Patrick J. Hansen, Vice President and Chief Financial Officer, Secretary and Treasurer	5,990	4,050
Donald J. Harrod, Vice President-Engineering and Program Development	5,920	4,020
Kathryn E. Scherbarth, Vice President-Milwaukee Operations	4,570	2,930
Rolando J. Guillot, Vice President-Mexican Operations	2,910	2,830
All executive officers, as a group	87,160	35,770
All directors who are not executive officers, as a group	0	0
All employees, as a group	140,000	40,000

(1)	All of the LSOs granted to the named executive officers during fiscal 2005 were subsequently cancelled by agreement with the recipients without consideration on June 17, 2005.
      The types of awards and amounts thereof that may be granted under the Stock Incentive Plan to the above-named individuals and groups in the future are not determinable at this time.
Vote Required
      The affirmative vote of a majority of the shares of the Common Stock present in person or by proxy at the Annual Meeting is required for approval of the proposal to amend and restate the Stock Incentive Plan.
      The Board of Directors recommends a vote in “FAVOR” of amending and restating the Stock Incentive Plan. Shares of Common Stock represented at the Annual Meeting by executed but unmarked proxies will be voted in “FAVOR” of the proposal to amend and restate the Stock Incentive Plan, unless a vote against the proposal or to abstain from voting is specifically indicated on the proxy.

DIRECTORS’ MEETINGS AND COMMITTEES
      The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors held four meetings in fiscal 2005, and all of the directors attended 100% of the meetings of the Board of Directors and the committees thereof on which they served.
      The Board’s Audit Committee is comprised of Messrs. Koss (Chairman), Feitler and Krejci. The Audit Committee is responsible for assisting the Board of Directors with oversight of (1) the integrity of the Corporation’s financial statements, (2) the Corporation’s compliance with legal and regulatory requirements, (3) the independent registered auditor’s qualifications and independence and (4) the performance of the Corporation’s internal accounting function and independent auditors. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee held three meetings in fiscal 2005.
      The Board’s Compensation Committee is comprised of Messrs. Feitler (Chairman), Koss and Krejci. The Compensation Committee, in addition to such other duties as may be specified by the Board of Directors, reviews the compensation and benefits of senior managers (including the Corporation’s Chief Executive Officer) and makes appropriate recommendations to the Board of Directors, administers the Corporation’s Economic Value Added Plan for Executive Officers and Senior Managers, administers the Stock Incentive Plan and prepares on an annual basis a report on executive compensation. The Compensation Committee met one time during fiscal 2005.
      The Board’s Nominating and Corporate Governance Committee is comprised of Messrs. Krejci (Chairman), Koss and Feitler. The Nominating and Corporate Governance Committee is responsible for assisting the Board of Directors by identifying individuals qualified to become members of the Board of Directors and its committees, recommending to the Board of Directors nominees for the annual meeting of shareholders, developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Corporation and assisting the Board of Directors in assessing director performance and the effectiveness of the Board of Directors. The Nominating and Corporate Governance Committee held four meetings in fiscal 2005.
CORPORATE GOVERNANCE MATTERS
Director Independence
      The Corporation’s Board of Directors has reviewed the independence of its incumbent and nominee directors under the applicable standards of the Nasdaq Stock Market. Based on this review, the Board of Directors determined that each of Robert Feitler, Frank J. Krejci and Michael J. Koss is independent under those standards. These independent directors constitute a majority of the directors of the Corporation.

Director Nominations
      The Corporation has a standing Nominating and Corporate Governance Committee. The Corporation has placed a current copy of the charter of the Nominating and Corporate Governance Committee on its web site located at www.strattec.com. Based on the review described under “Director Independence,” the Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable standards of the Nasdaq Stock Market.
      The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders. A shareholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board of Directors must send a written notice by mail, c/o Secretary, STRATTEC SECURITY CORPORATION, 3333 West Good Hope Road, Milwaukee, Wisconsin 53209, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of the Corporation’s Common Stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of the Common Stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by the shareholder making the recommendation. The Corporation may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Corporation. Shareholder recommendations will be considered only if received no less than 120 days nor more than 150 days before the date of the proxy statement sent to shareholders in connection with the previous fiscal year’s annual meeting of shareholders.
      The Nominating and Corporate Governance Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. The Nominating and Corporate Governance Committee believes that a nominee recommended for a position on the Corporation’s Board of Directors must have an appropriate mix of director characteristics, experience, diverse perspectives and skills. Qualifications of a prospective nominee that may be considered by the Nominating and Corporate Governance Committee include:

•	personal integrity and high ethical character;

•	professional excellence;

•	accountability and responsiveness;

•	absence of conflicts of interest;

•	fresh intellectual perspectives and ideas; and

•	relevant expertise and experience and the ability to offer advice and guidance to management based on that expertise and experience.
Communications between Shareholders and the Board of Directors
      Shareholders of the Corporation may communicate with the Board or any individual Director by directing such communication to the Corporation’s Secretary at the address of the Corporation’s headquarters, 3333 West Good Hope Road, Milwaukee, Wisconsin 53209. Each such communication should indicate that the sender is a shareholder of the Corporation and that the sender is directing the communication to one or more individual Directors or to the Board as a whole.
      All communications will be compiled by the Corporation’s Secretary and submitted to the Board of Directors or the individual Directors on a monthly basis unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Corporation or the Corporation’s business or communications that relate to improper or irrelevant topics. The Secretary may also attempt to handle a communication directly where appropriate, such as where the communication is a request for information about the Corporation or where it is a stock-related matter.
Attendance of Directors at Annual Meetings of Shareholders
      The Corporation expects that all directors and nominees for election as directors at an annual meeting of shareholders will attend the annual meeting, absent a valid reason, such as a schedule conflict. All of the directors attended the annual meeting of shareholders held on October 5, 2004.
Code of Business Ethics
      The Corporation has adopted a Code of Business Ethics that applies to all of the Corporation’s employees, including the Corporation’s principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Business Ethics is available on the Corporation’s corporate web site which is located at www.strattec.com. The Corporation also intends to disclose any amendments to, or waivers from, the Code of Business Ethics on its corporate web site.

AUDIT COMMITTEE MATTERS
Report of the Audit Committee
      The Audit Committee is comprised of three members of the Corporation’s Board of Directors. Based upon the review described above under “Director Independence,” the Board of Directors has determined that each member of the Audit Committee is independent as defined in the listing standards of the Nasdaq Stock Market and the Securities and Exchange Commission (the “Commission”). The duties and responsibilities of the Audit Committee are set forth in the Corporation’s Audit Committee Charter, which was amended and restated by the Board of Directors on August 19, 2005. The full text of the Audit Committee’s amended and restated Charter is attached as Appendix B to this Proxy Statement.
      The Audit Committee has:

•	reviewed and discussed the Corporation’s audited financial statements for the fiscal year ended July 3, 2005 with the Corporation’s management and with the Corporation’s independent auditors;

•	discussed with the Corporation’s independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

•	received and discussed the written disclosures and the letter from the Corporation’s independent auditors required by Independence Standards Board Statement No. 1 (Independence discussions with Audit Committees) and has discussed with its independent auditors its independence.
      Based on such review and discussions with management and with the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended July 3, 2005, for filing with the Commission.

AUDIT COMMITTEE:

Michael J. Koss — Chairman
Robert Feitler
Frank J. Krejci

Fees of Independent Registered Public Accounting Firm
      The following table summarizes the fees the Corporation was billed for audit and non-audit services rendered by the Corporation’s independent auditors, Grant Thornton LLP, during fiscal 2005 and 2004:

	Fiscal Year	Fiscal Year
	Ending July 3,	Ending June 27,
Service Type	2005	2004

Audit Fees(1)	$110,000	$96,500
Audit-Related Fees(2)	16,100	11,000
Tax Fees(3)	4,500	4,000
All Other Fees	—	—

Total Fees Billed	$130,600	$111,500

(1)	Includes fees for professional services rendered in connection with the audit of the Corporation’s financial statements for the fiscal years ended July 3, 2005 and June 27, 2004; and the reviews of the financial statements included in each of the Corporation’s quarterly reports on Form 10-Q during those fiscal years.

(2)	Consists of fees for ERISA employee benefit plan audits and consultations for financial accounting matters.

(3)	Consists of fees for the preparation of Form 5500 statutory tax returns.
      The Audit Committee of the Board of Directors of the Corporation considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Grant Thornton LLP.
      The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Corporation’s independent auditors. The Audit Committee has delegated certain of its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee or Chairman of the Audit Committee reviews and, if appropriate, approves non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent auditors.
      Since the effective date of the Commission rules requiring pre-approval of non-audit services on May 6, 2003, each new engagement of the Corporation’s independent auditors to perform non-audit services has been approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.

Fiscal 2006 Independent Registered Public Accounting Firm
      The Audit Committee will select the Corporation’s independent registered public accounting firm for the 2006 fiscal year. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting and will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.
Audit Committee Financial Expert
      The Corporation’s Board of Directors has determined that one of the members of the Audit Committee, Michael J. Koss, qualifies as an “audit committee financial expert” as defined by the rules of the Commission based on his work experience and duties as the Chief Financial Officer and Chief Executive Officer of Koss Corporation.
Information Regarding Change of Auditors
      On September 15, 2003, the Corporation dismissed Deloitte & Touche LLP as its independent public auditors and appointed Grant Thornton LLP as its new independent auditors. The decision to dismiss Deloitte & Touche LLP and to retain Grant Thornton LLP was approved by the Corporation’s Audit Committee on September 15, 2003. Deloitte & Touche LLP’s reports on the Corporation’s consolidated financial statements for the fiscal years ended June 29, 2003 and June 30, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. During the Corporation’s fiscal years ended June 29, 2003 and June 30, 2002 and through September 15, 2003, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Corporation’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Commission Regulation S-K.
      During the Corporation’s fiscal years ended June 29, 2003 and June 30, 2002 and through September 15, 2003, the Corporation did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Commission Regulation S-K.

COMPENSATION OF DIRECTORS
      Each nonemployee director of the Corporation receives an annual retainer fee of $9,000, a fee of $1,000 for each Board meeting attended and a fee of $500 for each committee meeting attended. The respective chairmen of the Board committees receive an additional meeting fee of $1,000 for each Audit Committee meeting and $500 for each Compensation Committee meeting and Nominating and Corporate Governance Committee meeting. Effective June 30, 1997, the Corporation implemented an Economic Value Added Plan for Non-Employee Members of the Board of Directors (the “Director EVA* Plan”). The purpose of the Director EVA Plan is to maximize long-term shareholder value by providing incentive compensation to nonemployee directors in a form which relates the financial reward to an increase in the value of the Corporation to its shareholders and to enhance the Corporation’s ability to attract and retain outstanding individuals to serve as nonemployee directors of the Corporation. The Director EVA Plan provides for the payment of a potential cash bonus to each nonemployee director equal to the product of (a) 40% of the director’s retainer and meeting fees for the fiscal year, multiplied by (b) a Company Performance Factor. In general, the Company Performance Factor is determined by reference to the financial performance of the Corporation relative to a targeted cash-based return on capital, which is intended to approximate the Corporation’s weighted cost of capital (which was 11% for fiscal 2005). For fiscal 2005, Messrs. Feitler, Koss and Krejci received bonuses of $5,530, $6,320 and $6,004, respectively, pursuant to the Director EVA Plan.

      * EVA is a registered trademark of Stern, Stewart & Co.

EXECUTIVE OFFICERS
      The following table sets forth the name, age, current position and principal occupation and employment during the past five years of the executive officers of the Corporation who are not directors:

Name	Age	Current Position	Other Positions

Patrick J. Hansen	46	Vice President, Chief Financial Officer, Treasurer and Secretary of the Corporation since February 1999.	Corporate Controller of the Corporation from February 1995 to February 1999.
Milan R. Bundalo	54	Vice President — Materials of the Corporation since May 2003.	Director of Materials of the Corporation from October 1995 to May 2003.
Donald J. Harrod	61	Vice President — Engineering and Program Development of the Corporation since April 2003.	Vice President — Engineering of the Corporation from November 1998 to April 2003.
Kathryn E. Scherbarth	49	Vice President — Milwaukee Operations since May 2003.	Plant Manager of the Corporation from February 1996 to May 2003.
Rolando J. Guillot	37	Vice President — Mexican Operations of the Corporation since September 2004.	General Manager — Mexican Operations of the Corporation from January 2003 to August 2004. Plant Manager of STRATTEC de Mexico S.A. de C.V. from January 2002 to December 2002. Mr. Guillot served in various management positions for STRATTEC de Mexico S.A. de C.V. from October 1996 to January 2002.
Dennis A. Kazmierski	53	Vice President — Marketing and Sales of the Corporation since March 2005	Vice President — Engineered Systems Group Business Unit for Metalforming Technologies Inc. from January 1999 to March 2005.

SECURITY OWNERSHIP
      The following table sets forth information regarding the beneficial ownership of shares of the Corporation’s Common Stock as of August 5, 2005 by (i) each director and Named Executive Officer (as defined below), (ii) all directors and executive officers as a group, and (iii) each person or other entity known by the Corporation to beneficially own more than 5% of the outstanding Common Stock.
      The following table is based on information supplied to the Corporation by the directors, officers and shareholders described above. The Corporation has determined beneficial ownership in accordance with the rules of the Commission. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of August 5, 2005 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 3,745,276 shares outstanding as of August 5, 2005.

			Nature of Beneficial Ownership

	Total Number		Sole	Sole	Shared	Shared	Sole
	of Shares		Voting and	Voting or	Voting and	Voting or	Voting
	Beneficially	Percent of	Investment	Investment	Investment	Investment	Power
Name and Address of Beneficial Owner(1)	Owned(2)	Class	Power	Power	Power	Power	Only(3)

FMR Corp.(4)	519,745	13.9%	—	519,745	—	—	—
PRIMECAP Management Company(5)	420,037	11.2%	194,937	225,100	—	—	—
Royce & Associates(6)	495,336	13.2%	495,336	—	—	—	—
T. Rowe Price Associates, Inc.(7)	578,100	15.4%	543,100	35,000	—	—	—
Vanguard Horizon Funds(8)	220,000	5.9%	—	220,000	—	—	—
Robert Feitler	15,000	*	15,000	—	—	—	—
Michael J. Koss	1,000	*	1,000	—	—	—	—
Frank J. Krejci	440	*	440	—	—	—	—
Harold M. Stratton II(9)	113,409	3.7%	43,743	—	10,100	1,069	22
Patrick J. Hansen	5,190	*	—	—	—	—	—
Donald J. Harrod	5,320	*	—	—	—	—	—
Kathryn E. Scherbarth	5,440	*	—	—	—	—	—
Rolando J. Guillot	1,210	*	—
All directors and executive officers as a group (10 persons)	164,239	4.3%	60,183	—	10,100	1,069	22

*	Less than 1%.

(1)	Unless otherwise indicated in the other footnotes, the address for each person listed is 3333 West Good Hope Road, Milwaukee, Wisconsin 53209.

(2)	Includes the rights of the following persons to acquire shares pursuant to the exercise of currently vested stock options or pursuant to stock options exercisable within 60 days of August 5, 2005: Mr. Stratton — 58,475 shares; Mr. Hansen — 5,190 shares; Mr. Harrod — 5,320 shares; Ms. Scherbarth — 5,440; Mr. Guillot — 1,210; and all directors and executive officers as a group — 92,865 shares.

(3)	All shares are held in the Employee Savings and Investment Plan Trust.

(4)	FMR Corp. (“FMR”), 82 Devonshire Street, Boston, Massachusetts 02109, filed a Schedule 13G dated February 12, 1999, as amended by a Schedule 13G/ A dated February 14, 2000, a Schedule 13G/ A dated March 10, 2000, a Schedule 13G/ A dated February 14, 2001, a Schedule 13G/ A dated February 14, 2002, a Schedule 13G/ A dated February 14, 2003, a Schedule 13G/ A dated February 16, 2004, and a Schedule 13G/ A dated February 14, 2005, reporting that as of December 31, 2004, it was the beneficial owner of 519,745 shares of Common Stock. The shares of Common Stock beneficially owned by FMR include 519,745 shares as to which FMR has sole investment power. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR, is the beneficial owner of 519,745 shares as a result of acting as an investment adviser to various investment companies registered under the Investment Company Act of 1940. Fidelity’s ownership of an investment company, the Fidelity Low Priced Stock Fund, comprised the entire 519,745 shares. Edward C. Johnson, the Chairman of FMR, by virtue of his position with FMR, has the sole power to direct the disposition of the shares deemed owned by Fidelity.

(5)	PRIMECAP Management Company (“PRIMECAP”), 225 South Lake Avenue, Suite 400, Pasadena, California 91101-3005, filed a Schedule 13G dated June 17, 1999, as amended by a Schedule 13G/ A dated April 7, 2000, a Schedule 13G/ A dated March 9, 2001, a Schedule 13G/ A dated August 31, 2002, a Schedule 13G/ A dated March 30, 2005 and a Schedule 13G/ A dated August 3, 2005, reporting that as of July 31, 2005, it was the beneficial owner of 420,037 shares of Common Stock. The shares of Common Stock beneficially owned by PRIMECAP include 194,937 shares as to which PRIMECAP has sole voting power and 420,037 shares as to which PRIMECAP has sole investment power.

(6)	Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019, filed a Schedule 13G dated February 5, 2003, as amended by a Schedule 13G/ A dated March 28, 2003, a Schedule 13G/ A dated February 6, 2004, a Schedule 13G/ A dated March 8, 2004, and a Schedule 13G/ A dated February 3, 2005, reporting that as of December 31, 2004, it was the beneficial owner of 495,336 shares of Common Stock, with sole voting and investment power as to all of such shares.

(7)	T. Rowe Price Associates, Inc. and on behalf of T. Rowe Price Small-Cap Stock Fund, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. (collectively, “T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, filed a Schedule 13G/ A dated February 9, 2000, as amended by a Schedule 13G/ A dated April 7, 2000, a Schedule 13G/ A dated February 12, 2001, a Schedule 13G/ A dated February 14, 2002, a Schedule 13G/ A dated February 14, 2003, a Schedule 13G/ A dated February 13, 2004, and a Schedule 13G/ A dated February 14, 2005, reporting that as of December 31, 2004, T. Rowe Price was the beneficial owner of 578,100 shares of Common Stock. The shares of Common Stock beneficially owned by T. Rowe Price include 543,100 shares as to which T. Rowe Price has sole voting power and 578,100 shares as to which T. Rowe Price has sole investment power.

(8)	Vanguard Horizon Funds, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, filed a Schedule 13G dated February 13, 2002, as amended by a Schedule 13G/ A dated February 11, 2003, a Schedule 13G/ A dated February 3, 2004, and a Schedule 13G/ A dated February 11, 2005, reporting that as of December 31, 2004, it was the beneficial owner of 220,000 shares of Common Stock, with sole voting power as to all of such shares.

(9)	Includes 10,100 shares held in trusts as to which Mr. Stratton is co-trustee and beneficiary, 169 shares owned by Mr. Stratton’s spouse, 1,479 shares as to which Mr. Stratton is custodian on behalf of his children, 900 shares as to which Mr. Stratton’s brother is custodian on behalf of his children and 22 shares held in the Employee Savings and Investment Plan Trust.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Corporation’s directors and executive officers, and persons who own more than 10% of a registered class of the Corporation’s equity securities, to file with the Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of the Corporation’s equity securities on Form 4 or 5. The rules promulgated by the Commission under section 16(a) of the Exchange Act require those persons to furnish the Corporation with copies of all reports filed with the Commission pursuant to section 16(a). Based solely upon a review of such forms actually furnished to the Corporation, and written representations of certain of the Corporation’s directors and executive officers that no forms were required to be filed, all directors, executive officers and 10% shareholders have filed with the Commission on a timely basis all reports required to be filed under section 16(a) of the Exchange Act.

PERFORMANCE GRAPH
      The chart below shows a comparison of the cumulative return since June 30, 2000 had $100 been invested at the close of business on June 30, 2000 in each of the Common Stock, the Nasdaq Composite Index (all issuers), and the Dow Jones U.S. Auto Parts Index.
CUMULATIVE TOTAL RETURN COMPARISON*
      The Corporation versus Published Indices (Nasdaq Composite Index and the Dow Jones U.S. Auto Parts Index)

	6/30/00	6/29/01	6/28/02	6/27/03	6/25/04	7/01/05

The Corporation**	100	107	170	163	208	166

Nasdaq Composite Index	100	54	37	41	51	52

Dow Jones U.S. Auto Parts Index	100	124	134	118	156	137

*	Total return assumes reinvestment of dividends.

**	The closing price of the Common Stock on June 30, 2000 was $32.50, the closing price on June 29, 2001 was $34.72, the closing price on June 28, 2002 was $55.32, the closing price on June 27, 2003 was $52.87, the closing price on June 25, 2004 was $67.57 and the closing price on July 1, 2005 was $53.82.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      The Corporation’s Compensation Committee (the “Committee”), which is comprised of three outside directors of the Corporation, is responsible for considering and approving compensation arrangements for senior management of the Corporation, including the Corporation’s executive officers and the chief executive officer. Based on the review described under “Director Independence,” the Board of Directors has determined that each member of the Compensation Committee is independent under the applicable standards of the Nasdaq Stock Market. The objectives of the Committee in establishing compensation arrangements for senior management are to: (i) attract and retain key executives who are important to the continued success of the Corporation; and (ii) provide strong financial incentives, at reasonable cost to the shareholders, for senior management to enhance the value of the shareholders’ investment.
      The primary components of the Corporation’s executive compensation program are (i) base salary, (ii) incentive compensation bonuses and (iii) stock options.
      The Committee believes that:

•	The Corporation’s incentive plans provide strong incentives for management to increase shareholder value;

•	The Corporation’s pay levels are appropriately targeted to attract and retain key executives; and

•	The Corporation’s total compensation program is a cost-effective strategy to increase shareholder value.
Base Salaries
      Executive officers’ base salaries are reviewed annually by the Committee, based on level of responsibility and individual performance. It is the Corporation’s objective that base salary levels, in the aggregate, be at competitive salary levels. In fixing competitive base salary levels, the Committee reviewed a survey of a broad group of domestic industrial organizations from all segments of industry. Each executive officer’s salary for fiscal 2005 was positioned near the median derived from the survey for positions with similar responsibilities at companies with a similar level of sales. Because the survey was based on industry-wide studies, the companies in the survey do not correspond to the companies that make up the Dow Jones U.S. Auto Parts Index, which is used by the Corporation as the published industry index for comparison in the Performance Graph on page 20.
Incentive Bonuses
      The Corporation maintains an Economic Value Added (“EVA”) Plan for Executive Officers and Senior Managers (the “EVA Plan”), the purpose of which is to provide incentive compensation to certain key employees, including all executive officers, in a form which relates the financial reward to an increase in the value of the Corporation to its shareholders. In general, EVA is the net operating profit after cash basis taxes, less a capital charge. The capital charge is intended to represent the return expected by the providers of the Corporation’s capital.

The Corporation believes that EVA improvement is the financial performance measure most closely correlated with increases in shareholder value.
      For fiscal 2005, the amount of bonus which a participant was entitled to earn was derived from a Company Performance Factor and from an Individual Performance Factor. The Company Performance Factor was determined by reference to the financial performance of the Corporation relative to a targeted cash-based return on capital established by the Committee, which is intended to approximate the Corporation’s weighted cost of capital. The Individual Performance Factor was determined by reference to the level of attainment of certain quantifiable and non-quantifiable company or individual goals which contribute to increasing the value of the Corporation to its shareholders. Individual Target Incentive Awards under the EVA Plan range from 75% of base compensation for the Chairman, President and Chief Executive Officer to 35% of base compensation for other officers for fiscal 2005. The formula for calculating bonuses under the EVA Plan is: Base Salary × Target Incentive Award × (50% of the Company Performance Factor + 50% of the Individual Performance Factor). A portion of this bonus amount is subject to an at risk “Bonus Bank” described below. Mr. Stratton’s actual fiscal 2005 bonus payout equals 127% of his Target Incentive Award.
      The EVA Plan provides the powerful incentive of an uncapped bonus opportunity, but also uses a “Bonus Bank” to ensure that significant EVA improvements are sustained before significant bonus awards are paid out. The Bonus Bank feature applies to those participants determined by the Committee to be “Executive Officers” under the EVA Plan. All of the named executive officers have been designated Executive Officers for fiscal 2005. Each year, any accrued bonus in excess of 125% of the target bonus award is added to the outstanding Bonus Bank balance. The bonus paid is equal to the accrued bonus for the year, up to a maximum of 125% of the target bonus, plus 33% of the Bonus Bank balance at the end of the year. Thus, significant EVA improvements must be sustained for several years to ensure full payout of the accrued bonus. A Bonus Bank account is considered “at risk” in the sense that in any year the accrued bonus is negative, the negative bonus amount is subtracted from the outstanding Bonus Bank balance. In the event the outstanding Bonus Bank balance at the beginning of the year is negative, the bonus paid is limited to the accrued bonus up to a maximum of 75% of the target bonus. The executive is not expected to repay negative balances. On termination of employment due to death, disability or retirement or by the Corporation without cause, any positive available balance in the Bonus Bank will be paid to the terminating executive or his designated beneficiary or estate. Executive officers who voluntarily leave to accept employment elsewhere or who are terminated for cause will forfeit any positive available balance. The executive is not expected to repay negative balances upon termination or retirement.
Stock Incentive Plan
      In 1994, the Corporation established the Stock Incentive Plan, most recently amended as of May 20, 2003. The Stock Incentive Plan authorizes the Committee to grant to officers and other key employees stock incentive awards in the form of stock options and/or stock appreciation rights. The proposed amendment and restatement of the Stock Incentive Plan will authorize the Committee to grant restricted stock to officers and other key employees. The proposal and the amended and restated plan are described in more detail in the section titled “Proposal 2: Approval of Amended and Restated Stock Incentive Plan”. During fiscal 2005, the Committee granted options to purchase Common Stock to the executives as shown in the Summary Compensation Table.
      On August 19, 2005, after publication of financial results for fiscal 2005, the Committee granted 40,000 leveraged stock options (LSOs) to 12 key employees, including options to purchase 17,930 shares to Mr. Stratton, options to purchase 4,050 shares to Mr. Hansen, options to purchase 4,020 shares to Mr. Harrod, options to purchase 2,930 shares to Ms. Scherbarth and options to purchase 2,830 shares to Mr. Guillot, based on the amount of incentive bonus under the EVA Plan earned for fiscal 2005. The method of calculating the number of options granted to each executive, and the method of determining their exercise price, is set forth in the EVA Plan and Stock Incentive Plan. These leveraged stock options have an exercise price of $61.22 per share and provide a form of option grant that simulates a stock purchase with 10:1 leverage. The number of leveraged options granted to Mr. Stratton for fiscal 2005 was determined in the manner described and was based on his incentive bonus for fiscal 2005.
      The maximum aggregate number of LSOs to be granted each year is 80,000. If the Total Bonus Payout under EVA produces more than 80,000 LSOs in any year, LSOs granted for that year will be reduced pro-rata based on proportionate Total Bonus Payouts under the EVA Plan. The amount of any such reduction shall be carried forward to subsequent years and invested in LSOs to the extent the annual limitation is not exceeded in such years. As part of the proposal to amend and restate the Stock Incentive Plan, the Board of Directors is proposing to reduce the maximum amount of LSOs to be awarded in each year from 80,000 to 40,000. See “Proposal 2: Approval of Amended and Restated Stock Incentive Plan” for more information.
Compensation of the Chief Executive Officer
      The compensation awarded to Mr. Stratton reflects the basic philosophy generally discussed above that compensation be based on Corporation and individual performance.
      The Committee determined Mr. Stratton’s base salary for fiscal 2005 based on the compensation survey and annual review described above. With respect to the EVA Plan and the Stock Incentive Plan, Mr. Stratton’s awards for fiscal 2005 were determined in the same manner as for all other participants in these plans.

COMPENSATION COMMITTEE:

Robert Feitler — Chairman
Michael J. Koss
Frank J. Krejci

EXECUTIVE COMPENSATION
Cash Compensation
      The table which follows sets forth certain information for the years indicated below concerning the compensation paid by the Corporation to the Corporation’s Chief Executive Officer and the four other most highly compensated executive officers in fiscal 2005 (collectively, the “named executive officers”):
Summary Compensation Table

				Long-Term Compensation

		Annual		Awards	Payouts
		Compensation(1)
	Fiscal			Securities Underlying	LTIP	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options/SARs (#)(2)	Payouts ($)(3)	Compensation ($)

Harold M. Stratton II,	2005	329,523	250,973	17,930	62,059	7,625	(4)
Chairman, President and	2004	317,520	297,675	26,620	93,088	6,817	(4)
Chief Executive Officer	2003	312,684	293,141	25,490	66,285	6,564	(4)
Patrick J. Hansen,	2005	176,667	59,298	4,050	11,458	6,880	(5)
Vice President, Chief	2004	161,583	70,693	5,990	17,187	6,413	(5)
Financial Officer and	2003	149,333	65,333	5,460	11,698	5,935	(5)
Secretary
Donald J. Harrod,	2005	161,159	57,985	4,020	12,171	7,588	(6)
Vice President-Engineering	2004	156,667	68,542	5,920	18,256	6,241	(6)
and Program Development	2003	144,500	63,219	5,340	12,031	6,285	(6)
Kathryn E. Scherbarth,	2005	137,417	44,705	2,930	6,434	3,317	(7)
Vice President-Milwaukee	2004	131,159	57,382	4,570	9,651	3,059	(7)
Operations	2003	121,250	42,640	3,100	1,049	2,876	(7)
Rolando J. Guillot,	2005	132,500	49,366	2,830	—	1,920	(9)
Vice President-Mexican
Operations(8)

(1)	Represents amounts earned and paid with respect to each fiscal year.

(2)	For fiscal 2003, all amounts are leveraged stock options granted on August 19, 2003 based on executive performance for fiscal 2003. For fiscal 2004, all amounts are leveraged stock options granted on August 17, 2004 based on executive performance for fiscal 2004. Effective June 17, 2005, each of the named executive officers and the Corporation mutually agreed to cancel the named executive officers’ fiscal 2004 leveraged stock options without consideration. For fiscal 2005, all amounts are leveraged stock options granted on August 19, 2005 based on executive performance for fiscal 2005.

(3)	Reflects the portion of EVA Plan bonus bank balance paid with respect to each fiscal year. See “Compensation Committee Report on Executive Compensation.”

(4)	For fiscal 2003, includes $5,935 in matching contributions to the Plan for the executive officer and includes $629 of taxable employer paid group term life insurance. For fiscal 2004, includes $6,000 in matching contributions to the Plan for the executive officer and includes $817 of taxable employer paid group term life insurance. For fiscal 2005, includes $6,335 in matching contributions to the Plan for the executive officer and includes $1,290 of taxable employer paid group term life insurance.

(5)	For fiscal 2003, includes $5,740 in matching contributions to the Plan for the executive officer and includes $195 of taxable employer paid group term life insurance. For fiscal 2004, includes $6,173 in matching contributions to the Plan for the executive officer and includes $240 of taxable employer paid group term life insurance. For fiscal 2005, includes $6,430 in matching contributions to the Plan for the executive officer and includes $450 of taxable employer paid group term life insurance.

(6)	For fiscal 2003, includes $5,446 in matching contributions to the Plan for the executive officer and includes $839 of taxable employer paid group term life insurance. For fiscal 2004, includes $5,194 in matching contributions to the Plan for the executive officer and includes $1,047 of taxable employer paid group term life insurance. For fiscal 2005, includes $5,608 in matching contributions to the Plan for the executive officer and includes $1,980 of taxable employer paid group term life insurance.

(7)	For fiscal 2003, includes $2,583 in matching contributions to the Plan for the executive officer and includes $293 of taxable employer paid group term life insurance. For fiscal 2004, includes $2,780 in matching contributions to the Plan for the executive officer and includes $279 of taxable employer paid group term life insurance. For fiscal 2005, includes $2,911 in matching contributions to the Plan for the executive officer and includes $406 of taxable employer paid group term life insurance.

(8)	Mr. Guillot became an executive officer of the Corporation with his appointment as Vice President — Mexican Operations of the Corporation in September 2004.

(9)	For fiscal 2005, includes $1,543 in matching contributions to the Plan for the executive officer and includes $377 of taxable employer paid group term life insurance.

Long-Term Incentive Plans — Awards in Last Fiscal Year
      As described in more detail in “Compensation Committee Report on Executive Compensation” above, the EVA Plan requires that any accrued bonus in excess of 125% of the target bonus award be added to the outstanding Bonus Bank balance for each executive officer and remain at risk. A negative bonus in any year is subtracted from the outstanding Bonus Bank balance. At the end of each year, 33% of the positive Bonus Bank balance is paid out. The bonus amounts for fiscal 2005 were not in excess of 125% of each target bonus award and, accordingly, no amounts were added to the outstanding Bonus Bank balances for the named executive officers during fiscal 2005.
Stock Options
      The Stock Incentive Plan approved by shareholders provides for the granting of stock options with respect to Common Stock.

      The following tables set forth further information relating to stock options.
Option/ SAR Grants In Last Fiscal Year

					Potential Realizable
					Value at Assumed
					Annual Rates of
		% of Total			Stock Price
		Options/SARs			Appreciation for
	Number of Securities	Granted to			Option Term ($)(1)
	Underlying Options/	Employees in	Exercise
Name	SARs Granted (#)(1)	Fiscal Year	Price ($/Sh)	Expiration Date(1)	5%	10%

Harold M. Stratton II	26,620	19.0%	76.70	August 17, 2009	0	0
Patrick J. Hansen	5,990	4.3%	76.70	August 17, 2009	0	0
Donald J. Harrod	5,920	4.2%	76.70	August 17, 2009	0	0
Kathryn E. Scherbarth	4,570	3.3%	76.70	August 17, 2009	0	0
Rolando J. Guillot	2,910	2.1%	76.70	August 17, 2009	0	0

(1)	The foregoing options originally were exercisable beginning on the third anniversary of the date of grant and terminated on the fifth anniversary of the date of grant. Effective June 17, 2005, each of the named executive officers and the Corporation mutually agreed to cancel these options without consideration.
Aggregated Option/ SAR Exercises in Last Fiscal Year
and FY-End Option/ SAR Values*

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-the-Money
			Options/SARs at	Options/SARs at
	Shares Acquired	Value Realized	Fiscal Year End (#)	Fiscal Year End ($)
Name	on Exercise (#)	($)(1)	(Exercisable/Unexercisable)	(Exercisable/Unexercisable)(2)

Harold M. Stratton II	28,500	1,312,460	58,475/25,490	330,157/0
Patrick J. Hansen	4,380	73,453	5,190/5,460	0/0
Donald J. Harrod	5,300	96,127	5,320/5,340	0/0
Kathryn E. Scherbarth	6,290	205,378	5,440/3,100	24,972/0
Rolando J. Guillot	0	0	1,210/2,310	0/0

*	No SARs are outstanding. Options at fiscal year end exclude leveraged stock options granted on August 19, 2005, based on executive performance for fiscal 2005.

(1)	Value realized equals the market value of the common stock on the date of exercise, minus the exercise price, multiplied by the number of shares acquired on exercise.

(2)	The value at fiscal year end is calculated based on a closing sale price of $53.82 on July 1, 2005.

Retirement Plan and Supplemental Pension Plan
      The Corporation maintains a defined benefit retirement plan (the “Retirement Plan”) covering all executive officers and substantially all other employees in the United States. Under the Retirement Plan, nonbargaining unit employees receive an annual pension payable on a monthly basis at retirement equal to 1.6% of the employee’s average of the highest 5 years of compensation during the last 10 calendar years of service prior to retirement multiplied by the number of years of credited service, with an offset of 50% of Social Security (prorated if years of credited service are less than 30). Compensation under the Retirement Plan includes the compensation as shown in the Summary Compensation Table under the heading “Salary and Bonus,” subject to a maximum compensation amount set by law ($210,000 in 2005).
      Executive officers participate in a program which supplements benefits under the Retirement Plan. Under the Supplemental Executive Retirement Plan (the “Supplemental Pension Plan”), executive officers are provided with additional increments of (a) 0.50% of compensation (as limited under the Retirement Plan) per year of credited service over the benefits payable under the Retirement Plan to nonbargaining unit employees and (b) 2.1% of the compensation exceeding the Retirement Plan dollar compensation limit per year of credited service.
      A Rabbi trust has been created for deposit of the aggregate present value of the benefits described above for executive officers.

      The following table shows total estimated annual benefits payable from the Retirement Plan and the Supplemental Pension Plan to executive officers upon normal retirement at age 65 at specified compensation and years of service classifications calculated on a single life basis and adjusted for the projected Social Security offset:

	Annual Pension Payable for Life
	After Specified Years of Credited Service
Average Annual Compensation in Highest 5 of Last 10 Calendar
Years of Service	10 Years	20 Years	30 Years	40 Years

$100,000	$17,500	$35,000	$52,500	$70,000*
150,000	28,000	56,000	84,000	105,000*
200,000	38,500	77,000	115,500	140,000*
250,000	49,000	98,000	147,000	175,000*
300,000	59,500	119,000	178,500	210,000*
350,000	70,000	140,000	210,000	245,000*
400,000	80,500	161,000	241,500	280,000*
450,000	91,000	182,000	273,000	315,000*
500,000	101,500	203,000	304,500	350,000*
550,000	112,000	224,000	336,000	385,000*
600,000	122,500	245,000	367,700	420,000*
650,000	133,000	266,000	399,000	455,000*
700,000	143,500	287,000	430,500	490,000*

*	Figures reduced to reflect the maximum limitation under the plans of 70% of compensation.
      The above table does not reflect limitations imposed by the Internal Revenue Code of 1986, as amended, on pensions paid under federal income tax qualified plans. However, an executive officer covered by the Corporation’s program will receive the full pension to which he would be entitled in the absence of such limitations.
Employment Agreements
      Each named executive officer of the Corporation has signed an employment agreement with the Corporation. The term of each agreement automatically extends for one year each June 30 unless either party gives 30 days’ notice that the agreement will not be further extended. Under the agreement, the officer agrees to perform the duties currently being performed in addition to other duties that may be assigned from time to time. The Corporation agrees to pay the officer a salary of not less than that of the previous year and to provide fringe benefits that are provided to all other salaried employees of the Corporation in comparable positions.

Change of Control Employment Agreements
      Each executive officer of the Corporation has signed a change in control employment agreement which guarantees the employee continued employment following a “change in control” on a basis equivalent to the employee’s employment immediately prior to such change in terms of position, duties, compensation and benefits, as well as specified payments upon termination following a change in control. The Corporation currently has such agreements with the five named executive officers. Such agreements become effective only upon a defined change in control of the Corporation, or if the employee’s employment is terminated upon, or in anticipation of such a change in control, and automatically supersede any existing employment agreement. Under the agreements, if during the employment term (three years from the change in control) the employee is terminated other than for “cause” or if the employee voluntarily terminates his employment for good reason or during a 30-day window period one year after a change in control, the employee is entitled to specified severance benefits, including a lump sum payment of three times the sum of the employee’s annual salary and bonus and a “gross-up” payment which will, in general, effectively reimburse the employee for any amounts paid under federal excise taxes.
ANNUAL REPORT TO THE SECURITIES AND
EXCHANGE COMMISSION ON FORM 10-K
      The Corporation is required to file an annual report, called a Form 10-K, with the Commission. A copy of Form 10-K for the fiscal year ended July 3, 2005 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written request should be directed to Patrick J. Hansen, Office of the Corporate Secretary, STRATTEC SECURITY CORPORATION, 3333 West Good Hope Road, Milwaukee, Wisconsin 53209.
SHAREHOLDER PROPOSALS
      Proposals which shareholders intend to present at the 2006 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Corporation’s principal offices in Milwaukee, Wisconsin no later than May 1, 2006 for inclusion in the proxy material for that meeting. Proposals submitted other than pursuant to Rule 14a-8 will be considered untimely if received after July 7, 2006 and the Corporation will not be required to present any such proposal at the 2006 Annual Meeting of Shareholders. If the Board of Directors decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2006 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.

OTHER MATTERS
      The directors of the Corporation know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

BY ORDER OF THE BOARD OF DIRECTORS
STRATTEC SECURITY CORPORATION

Patrick J. Hansen,
Secretary
Milwaukee, Wisconsin
August 29, 2005

APPENDIX A
AMENDED AND RESTATED
STRATTEC SECURITY CORPORATION
STOCK INCENTIVE PLAN
(As amended and restated effective October 4, 2005)
      1. Purpose; Definitions. The purpose of the Plan is to enable key employees of the Company, its subsidiaries and affiliates to participate in the Company’s future by offering them proprietary interests in the Company. The Plan also provides a means through which the Company can attract and retain key employees of merit.
      For purposes of the Plan, the following terms are defined as set forth below:

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(c) “Commission” means the Securities and Exchange Commission or any successor agency.

(d) “Committee” means the Committee referred to in Section 2.

(e) “Company” means STRATTEC SECURITY CORPORATION, a corporation organized under the laws of the State of Wisconsin, or any successor corporation.

(f) “Disability” means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

(g) “Early Retirement” means retirement, with the consent of and for purposes of the Company, from active employment with the Company, a subsidiary or affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(i) “Fair Market Value” means, except as provided in Sections 5(k) and 6(b)(ii): (i) with respect to Non-Qualified Stock Options granted in connection with the distribution of Stock made by Briggs & Stratton Corporation to its shareholders, the average closing price of the Stock on the NASDAQ National Market System during the five trading days after the effective date of such distribution; and (ii) in all other instances, the mean, as of any given date, between the highest and lowest reported sales prices of the Stock on the NASDAQ National Market System or, if no such sale of Stock occurs on the NASDAQ National Market System on such date, the fair market value of the Stock as determined by the Committee in good faith.

(j) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(k) “Non-Employee Director” shall have the meaning set forth in Rule 16b-3(b)(3)(i), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

(l) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(m) “Normal Retirement” means retirement from active employment with the Company, a subsidiary or affiliate at or after age 65.

(n) “Plan” means the Amended and Restated STRATTEC SECURITY CORPORATION Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

(o) “Restricted Stock” means an award under Section 7.

(p) “Retirement” means Normal Retirement or Early Retirement.

(q) “Rule 16b-3” means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

(r) “Stock” means the Common Stock, $.01 par value per share, of the Company.

(s) “Stock Appreciation Right” means a right granted under Section 6.

(t) “Stock Option” or “Option” means an Option or Leveraged Stock Option granted under Section 5.
      In addition, the terms “Change in Control” and “Change in Control Price” have the meanings set forth in Sections 8(b) and (c), respectively, and other capitalized terms used herein shall have the meanings ascribed to such terms in the relevant section of this Plan.
      2. Administration. The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed solely of two or more Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be exercised by the Board.
      The Committee shall have plenary authority to grant to eligible employees, pursuant to the terms of the Plan, Stock Options, Stock Appreciation Rights and Restricted Stock.
      In particular, the Committee shall have the authority, subject to the terms of the Plan:

(a) to select the officers and other key employees to whom Stock Options, Stock Appreciation Rights and Restricted Stock may from time to time be granted;

(b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder,

(c) to determine the number of shares to be covered by each award granted hereunder,

(d) to determine the terms and conditions of any award granted hereunder (including, but not limited to, the share price, any restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

(e) to adjust the performance goals and measurements applicable to performance-based awards pursuant to the terms of the Plan;

(f) to determine under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(k); and

(g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an award shall be deferred.
The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.
      The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.
      Any determination made by the Committee pursuant to the provisions of the Plan with respect to any award shall be made in its sole discretion at the time of the grant of the award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.
      3. Stock Subject to Plan. The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,700,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.
      Subject to Section 6(b)(iv), if any shares of Stock that have been optioned cease to be subject to a Stock Option, if any shares of Stock that are subject to a Restricted Stock award are forfeited or if any Stock Option or other award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with awards under the Plan.
      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion; provided, however, that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.
      4. Eligibility. Officers and other key employees of the Company, its subsidiaries and affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries or affiliates are eligible to be granted awards under the Plan.
      5. Stock Options. Stock Options may be granted alone or in addition to other awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.
      Subject to the limitations contained herein, the Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights).
      Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 425(f) of the Code). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.
      Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is an agreement for Incentive Stock Options or NonQualified Stock Options. The grant of a Stock Option shall occur on the date the Committee by resolution selects an employee as a participant in any grant of Stock Options, determines the number of Stock Options to be granted to such employee and specifies the terms and provisions of the option agreement. The Company shall notify a participant of any grant of Stock Options, and a written option agreement or agreements shall be duly executed and delivered by the Company.
      Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

      Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be equal to the Fair Market Value of the Stock at time of grant or such higher price as shall be determined by the Committee at grant.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Option is granted, and no Non-Qualified Stock Option shall be exercisable more than 10 years and one day after the date the Option is granted.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

(d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased.

Such notice shall be accompanied by the payment in full of the purchase price for such shares or, to the extent authorized by the Committee, by irrevocable instructions to a broker to promptly pay to the Company in full the purchase price for such shares. Such payment shall be made in cash, outstanding shares of Stock, in combinations thereof, or any other method of payment approved by the Committee; provided, however, that the deposit of any withholding tax shall be made in accordance with applicable law. If shares of Stock are being used in part or full payment for the shares to be acquired upon exercise of the Stock Option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the Stock Option at the Fair Market Value of the shares. Any certificates evidencing shares of Stock used to pay the purchase price shall be accompanied by stock powers duly endorsed in blank by the registered holder of the certificate (with signatures thereon guaranteed). In the event the certificates tendered by the holder in such payment cover more shares than are required for such payment, the certificate shall also be accompanied by instructions from the holder to the Company’s transfer agent with regard to the disposition of the balance of the shares covered thereby.

If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee.

No shares of Stock shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, an optionee shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 12(a).

(e) Non-transferability of Options. No Stock Option shall be transferable by the optionee other than by will or by laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms “holder” and “optionee” include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution.

(f) Termination by Death. Subject to Section 5(j), if an optionee’s employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g) Termination by Reason of Disability. Subject to Section 5(j), if an optionee’s employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such shorter period), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(h) Termination by Reason of Retirement. Subject to Section 5(j), if an optionee’s employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, provided, however, that, if the optionee dies within such three-year (or such shorter) period any unexercised Stock option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(i) Other Termination. Unless otherwise determined by the Committee, if an optionee’s employment terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of three months or the balance of such Stock Option’s term if the optionee is involuntarily terminated by the Company, a subsidiary or affiliate without cause. Notwithstanding the foregoing, if an optionee’s employment terminates at or after a Change in Control (as defined in Section 8(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (x) six months and one day, and (y) the balance of such Stock Option’s term pursuant to Section 5(b).

(j) Incentive Stock Option Limitations. To the extent required for “incentive stock option” status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the optionee during any calendar year under the Plan and any other stock option plan of any subsidiary or parent corporation (within the meaning of Section 425 of the Code) after 1986 shall not exceed $100,000.

The Committee is authorized to provide at grant that, to the extent permitted under Section 422 of the Code, if a participant’s employment with the Company and its subsidiaries is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 5(f), (g), or (h), applied without regard to this Section 5(j), is greater than the portion of such option that is exercisable as an “incentive stock option” during such post-termination period under Section 422, such post-termination period shall automatically be extended (but not beyond the original option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option (either as an Incentive Stock Option or, if exercised after the expiration periods that apply for the purposes of Section 422, as a Non-Qualified Stock Option).

(k) Cashing Out of Option; Settlement of Spread Value in Restricted Stock. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the optionee an amount, in cash or

Stock, equal to the excess of the Fair Market Value of the Stock over the option price (the “Spread Value”) on the effective date of such cash out.

Cash outs relating to options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the provisions of Rule 16b-3, to the extent applicable, and, in the case of cash outs of Non-Qualified Stock Options held by such optionees, the Committee may determine Fair Market Value under the pricing rule set forth in Section 6(b)(ii).

In addition, if the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the Spread Value payable in the event of a cash out of an unexercised Stock Option or the Spread Value portion of an exercised Stock Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock, determined without regard to the forfeiture restrictions involved. Notwithstanding any other provision of this Plan, upon a Change in Control (as defined in Section 8(b)) other than a Change in Control specified in clause (i) of Section 8(b) arising as a result of beneficial ownership (as defined therein) by the Participant of Outstanding Company Common Stock or Outstanding Company Voting Securities (as such terms are defined below), in the case of Stock Options other than Stock Options held by an officer or director of the Company (within the meaning of Section 16 of the Exchange Act) which were granted less than six months prior to the Change in Control, during the 60-day period from and after a Change in Control (the “Exercise Period”), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, in lieu of the payment of the exercise price of the shares of Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the “Change in Control Price” (as defined in Section 10(c)) per share of Stock on the date of such election shall exceed the exercise price per share of Stock under the Stock Option multiplied by the number of shares of Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised.

(l) Leveraged Stock Options. Any of the shares of Stock reserved and available for distribution under the Plan may be used for grants of “Leveraged Stock Options” pursuant to the Company’s Leveraged Stock Option Program described below (the “LSO Program”).

(i) Objectives. The LSO Program is designed to build upon the Company’s Economic Value Added Incentive Compensation Plan (“EVA Plan”) by tying the interests of certain senior executives (“Senior Executives”) to the long term consolidated results of the Company. In this way, the objectives of Senior Executives will be more closely aligned with the Company’s shareholders. Whereas the EVA Plan provides for near and intermediate term rewards, the LSO Program provides a longer term focus by allowing Senior Executives to participate in the long-term appreciation in the equity value of the Company. In general, the LSO Program is structured such that each year an amount equivalent to the Total Bonus Payout under the EVA Plan is invested on behalf of Senior Executives in options on the Company’s Stock (“LSOs”). These LSOs become exercisable after they have been held for three years, and they expire at the end of five years. The LSO Program is also structured so that a fair return must be provided to the Company’s shareholders before the options become valuable.

(ii) Leveraged Stock Option Grant. For fiscal 1995 and subsequent years, the dollar amount to be invested in LSOs for each Senior Executive shall be equal to the amount of each Senior Executive’s Total Bonus Payout determined under the EVA Plan effective for the applicable fiscal year. The number of LSOs awarded shall be determined by dividing (a) the dollar amount of such LSO award by (b) 10% of the Fair Market Value of Company stock on the date of the grant, as determined by the Committee, rounded (up or down) to the nearest 10 shares.

(iii) Term. All LSOs shall be exercisable beginning on the third anniversary of the date of grant, and shall terminate on the fifth anniversary of the date of grant unless sooner exercised, unless the Committee determines other dates.

(iv) Exercise Price. The exercise price for LSOs shall be the product of 90% of the Fair Market Value per share as determined above, times the sum taken to the fifth (5th) power of (a) 1, plus (b) the Estimated Annual Growth Rate, but in no event may the exercise price be less than Fair Market Value on the date of grant. The Estimated Annual Growth Rate (intended to represent annual percentage stock appreciation at least in the amount of the Company’s cost of capital, with due consideration for dividends paid, risk and illiquidity) is the average daily closing 10-year U.S. Treasury note yield rate for the month of April immediately preceding the relevant Plan year, plus 2%. So,

           Exercise Price = (.9 × FMV) × (1 + Estimated Annual Growth Rate)5

Example:	$15 share price; 9.75% Estimated Annual Growth Rate (7.75% 10-year U.S. Treasury note rate, plus 2%): $13.50 (90% FMV) × (1.0975)[5] = $21.50

(v) Limitations on LSO Grants and Carryover. Notwithstanding subsection (l)(ii), the maximum number of LSOs that may be granted to all Senior Executives for any Plan year, shall be 40,000. In the event that the 40,000 limitation shall be in effect for any Plan year, the dollar amount to be invested for each Senior Executive shall be reduced by proration based on the aggregate Total Bonus Payouts of all Senior Executives so that the limitation is not exceeded. The amount of any such reduction shall be carried forward to subsequent years and invested in LSOs to the extent the annual limitation is not exceeded in such years.

(vi) The Plan. Except as modified herein, LSOs are Incentive Stock Options to the extent they are eligible for treatment as such under Section 422 of the Internal Revenue Code. If not eligible for Incentive Stock Option treatment, the LSOs shall constitute Non-Qualified Stock Options. Except as specifically modified herein, LSOs shall be governed by the terms of the Plan.
      6. Stock Appreciation Rights.
      (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option.
      A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.
      A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.
      (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6.

(ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

In the case of Stock Appreciation Rights relating to Stock Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act, the Committee may require that such Stock Appreciation Rights be exercised only in accordance with the applicable provisions of Rule 16b-3.

(iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e).

(iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.
      7. Restricted Stock.
      (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees to whom and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture and any other terms and conditions of the awards, in addition to those contained in Section 7(c).
      The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.
      (b) Awards and Certificates. Each participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the STRATTEC SECURITY CORPORATION Stock Incentive Plan. Copies of such Plan and Agreement are on file at the offices of STRATTEC SECURITY CORPORATION, 3333 West Good Hope Road, Glendale, Wisconsin 53209-2043.”

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.
      (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and, conditions:

(i) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 7(c)(vi), during a period set by the Committee, commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits and subject to Section 7(c)(iv), the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance and such other factors or criteria as the Committee may determine.

(ii) Except as provided in this paragraph (ii), and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee, cash dividends shall be automatically deferred and reinvested in additional Restricted Stock and dividends payable in Stock shall be paid in the form of Restricted Stock.

(iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 7(c)(i) and (iv), upon termination of a participant’s employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

(iv) Except to the extent that an award of Restricted Stock is issued in lieu of cash compensation or in settlement of the spread value of Stock Options pursuant to Section 5(k), the Restriction Period for any grant of shares of Restricted Stock under this Plan shall comply with the following: (A) with respect to shares of Restricted Stock that vest or otherwise become unrestricted based upon the participant’s continued employment with the Company, the minimum Restriction Period shall be three years from the date of grant and after the end of such three year period the restrictions may lapse as to shares of Restricted Stock either immediately or in installments as determined by the Committee; and (B) at the discretion of the Committee, the remaining restrictions may be waived or lapse prior to the end of the Restriction Period in the event of the participant’s death, Disability or Retirement or in connection with certain transactions that may involve a Change in Control as provided in Section 8 of this Plan. Shares of Restricted Stock that are awarded in lieu of cash compensation or pursuant to Section 5(k) may have any Restriction Period as may be determined by the Committee. For purposes of this Section 7(c)(iv), shares of Restricted Stock shall be deemed to have been awarded in lieu of cash compensation to the extent that the aggregate Fair Market Value of the shares of Restricted Stock on the date of grant is not greater than the amount of any cash compensation that the participant agrees to forego as a condition to the grant.

(v) In the event of hardship or other special circumstances of a participant whose employment is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to such participant’s shares of Restricted Stock.

(vi) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant.

(vii) Each award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

(viii) Notwithstanding the terms of Section 7(a), the maximum number of shares of Restricted Stock that may be granted to all participants for any Plan year, shall be 10,000. Moreover, the maximum number of shares of Restricted Stock that may be granted to any one individual for any Plan year is 20% of the total number of shares of Restricted Stock awarded in that Plan year.
      8. Change In Control Provisions.
      (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (as defined in Section 8(b)):

(i) Any Stock Appreciation Rights and Stock Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

(ii) The restrictions applicable to any Restricted Stock shall lapse and such Restricted Stock shall become free of all restrictions and fully vested to the full extent of the original grant.
      (b) Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Stock of the Company (the “outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (i), (ii) and (iii) of paragraph (3) of this subsection (b) of this Section 8; or

(ii) Individuals who, as of February 27, 1995, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to February 27, 1995 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

      (c) Change in Control Price. For purposes of the Plan, “Change in Control Price” means the highest price per share paid in any transaction reported on the NASDAQ National Market System or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the preceding 60 day period as determined by the Committee, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such options.
      9. Amendments and Termination. The Board may amend, alter or discontinue the Plan but no amendment, alteration or discontinuation shall be made (i) which would impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right or Restricted Stock award theretofore granted without the optionee’s or recipient’s consent or (ii) which, without the approval of the Company’s stockholders, would:

(a) except as expressly provided in the Plan, increase the total number of shares reserved for the purpose of the Plan;

(b) except as expressly provided in the Plan, decrease the option price of any Stock Option to less than the Fair Market Value on the date of grant;

(c) change the class of employees eligible to participate in the Plan;

(d) extend the maximum option period under Section 5(b);

(e) otherwise materially increase the benefits to participants in the Plan; or

(f) amend Section 10 or this Section 9.
      The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder’s consent.
      Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments.
      10. Repricing. Except for adjustments pursuant to Section 3, neither the per share option price for any Stock Option granted pursuant to Section 5 or the per share grant price for any Stock Appreciation Right granted pursuant to Section 6 may be decreased after the date of grant nor may an outstanding Stock Option or an outstanding Stock Appreciation Right be surrendered to the Company as consideration for the grant of a new Stock Option or new Stock Appreciation Right with a lower exercise or grant price without the approval of the Company’s stockholders.
      11. Unfunded Status of Plan. It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.
      12. General Provisions.
      (a) The Committee may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.
      All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
      (b) Nothing contained in this Plan shall prevent the Company, a subsidiary or affiliate from adopting other or additional compensation arrangements for its employees.
      (c) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a subsidiary or affiliate to terminate the employment of any employee at any time.
      (d) No later than the dates as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.
      (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

      (f) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant’s death are to be paid.
      (g) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Wisconsin.
      (h) The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

APPENDIX B
Charter of the
Audit Committee
of the
Board of Directors
of
STRATTEC SECURITY CORPORATION
(as amended and restated as of August 19, 2005)

A.	Purpose.
      The Audit Committee is established by the Board of Directors to monitor the corporate financial reporting and the internal and external audits of STRATTEC SECURITY CORPORATION (the “Company”). The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors, including the resolution of disagreements between management and the auditor regarding financial reporting. The Audit Committee shall assist the Board of Directors with oversight of (i) the integrity of the Company’s financial statements, the accounting and financial reporting process of the Company and the audits of the financial statements of the Company; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence and (iv) the performance of the Company’s internal accounting function and the performance of the independent auditors. In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.
      The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities under this charter, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Company from whom it receives information and (b) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations.

      The independent auditors for the Company are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in the proxy statement). The Company shall provide the Audit Committee with appropriate funding for payment of compensation, fees and expenses to the independent auditors and to counsel or other advisors that the Audit Committee may deem appropriate to engage.

B.	Membership.
      The Audit Committee will consist of at least three members of the Board who are “independent directors” within the meaning of the rules of the Securities and Exchange Commission and the rules of the Nasdaq Stock Market, each of whom shall not be an officer or employee of the Company or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable membership requirements under the rules of the Nasdaq Stock Market. In fulfilling their responsibilities under this charter, it is recognized that members of the Audit Committee are not and do not represent themselves to be, accountants or auditors by profession, but who are deemed by the Board of Directors to be “financially literate.” A “financially literate” director is one who is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Audit Committee shall be an “audit committee financial expert” as may be defined by the rules of the Securities and Exchange Commission.
      The members of the Audit Committee shall be elected by the Board of Directors to hold such office until their successors have been duly elected and qualified. Unless a chairperson is elected by the Board, the members of the Committee may designate a chairperson by majority vote of the full Committee membership.

C.	Responsibilities.
      The responsibilities of the Audit Committee shall include:

1. Reviewing on a continuing basis the adequacy of the Company’s system of internal control over financial reporting and the Company’s disclosure controls and procedures;

2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company’s internal accounting function;

3. Reviewing the independent auditors’ proposed audit scope and approach, including, when applicable, audit procedures with respect to the Company’s internal control over financial reporting;

4. Reviewing with management and the independent auditors the audited financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors and any serious difficulties or disputes with management encountered during the course of the audit, and reviewing the other financial disclosures in the Company’s Form 10-K report, including Management’s Discussion and Analysis of Financial Condition and Results of Operations;

5. Having a predetermined arrangement with the independent auditors that they will advise the Audit Committee through its Chair and management of the Company of any significant or material issues identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing the Company’s Form 10-Q for that quarter, and receiving either an oral or written communication provided by the independent auditors at the end of each of the first three quarters of the year that they have nothing to report or enumerate as to the required reporting issues to the Audit Committee Chair;

6. Approving the appointment of the independent auditors, subject, if applicable, to stockholder ratification;

7 Approving fee arrangements with the independent auditors;

8. Reviewing the performance and qualifications of the independent auditors and reviewing the experience and qualifications of the senior members of the independent auditor team, compliance by the independent auditors with audit partner rotation requirements and the quality control procedures of the independent auditors;

9. Approving in advance the retention of the independent auditor firm for any non-audit service that such firm is not prohibited from performing for the Company in accordance with any policies and procedures that may be adopted by the Audit Committee and approving the fees for any such service;

10. Ensuring that the independent auditors prepare and deliver annually a Statement as to Independence (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and discussing with the independent auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company’s independent auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent auditors’ independence;

11. Reviewing reports from the independent auditors regarding (a) critical accounting policies used by the Company in its financial statements, (b) all alternative treatments of financial information within generally accepted accounting principles that the independent auditors have discussed with management, ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management;

12. Recommending to the Board of Directors guidelines for hiring of employees of the independent auditor who have been engaged on the Company’s account;

13. Advising the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Ethics and Insider Trading Compliance Program;

14. Reviewing with management and the independent auditors the effect of any significant regulatory and accounting initiatives;

15. Obtaining from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated;

16. Meeting periodically with management and the independent auditors in separate executive sessions;

17. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

18. Providing oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments, and the Company’s risk assessment and risk management policies;

19. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

20. Reviewing related party transactions (as defined in the Nasdaq rules) for potential conflicts of interest and approving related party transactions;

21. Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters for the confidential, anonymous submission by employees of the Company or its subsidiaries of concerns regarding questionable accounting or auditing matters;

22. Performing other oversight functions as requested by the full Board of Directors;

23. Reviewing and updating the Audit Committee’s charter annually and recommending any proposed changes to the Board of Directors for approval;

24. Instructing the independent accountants that the independent accountants are ultimately responsible to the Board of Directors and the Audit Committee; and

25. Preparing any report, including any report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for the Company’s annual meeting.
      In performing the foregoing functions, the Audit Committee should review in particular any areas where the Company’s management and its independent accountants disagree and the manner in which such disagreements were resolved. The Audit Committee should determine whether the independent accountants were generally satisfied with the audit and bring to the attention of the Company’s Board of Directors any problems identified during the course of the audit.
      The Board of Directors shall review annually the scope of responsibilities of the Audit Committee and the effectiveness with which the Audit Committee has carried out its responsibilities during the foregoing year. The Audit Committee shall report to the Board of Directors and shall have such power and authority as is necessary for it to fulfill its responsibilities. The Audit Committee shall perform such functions and retain such authority until otherwise provided by the Board of Directors or unless any such matter is specifically approved by the Board of Directors. The Chief Financial Officer of the Company shall be responsible for providing all information requested by the Audit Committee to perform its duties as set forth herein.

D.	Meetings.
      The Audit Committee will meet at least twice each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.
      The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor’s examination and management report.

E.	Reports.
      The Audit Committee will record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors at which those recommendations are presented.

F.	Minutes.
      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

STRATTEC SECURITY CORPORATION 3333 West Good Hope Road Milwaukee, WI 53209	proxy

STRATTEC SECURITY CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Harold M. Stratton II and Patrick J. Hansen, or either one of them, with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of STRATTEC SECURITY CORPORATION to be held on Tuesday, October 4, 2005 at 8:00 a.m., local time, at the Manchester East Hotel, 7065 North Port Washington Road, Milwaukee, WI 53217, and at any adjournment thereof, there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.
     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.
     Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO ELECT THE NOMINATED DIRECTOR AND TO APPROVE THE AMENDED AND RESTATED STRATTEC SECURITY CORPORATION STOCK INCENTIVE PLAN. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.
See reverse for voting instructions.

Please detach here

STRATTEC SECURITY CORPORATION 2005 ANNUAL MEETING

1.	ELECTION OF DIRECTOR:(term expiring at the 2008 Annual Meeting)		01 Michael J. Koss	☐	Vote FOR the nominee	☐	Vote WITHHELD from the nominee

2.	APPROVAL OF THE PROPOSAL TO AMEND AND RESTATE THE STRATTEC SECURITY CORPORATION STOCK INCENTIVE PLAN	☐	Vote FOR the proposal	☐	Vote AGAINST the proposal	☐	Abstain

3.	In their discretion, the Proxies are authorized to vote such other matters as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

Address change? Mark box ☐ Indicate changes below:	Date

Signature(s) in Box
If signing as attorney, executor, administrator, trustee or guardian, please add your full title as such. If shares are held by two or more persons, all holders must sign the Proxy.